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         ==============================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                November 22, 2000
                ------------------------------------------------
                Date of Report (Date of earliest event reported)



                               SEDONA CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



 Pennsylvania                      0-15864                           95-4091769
(State or other                   (Commission                      (IRS Employer
jurisdiction of                    File No.)                      Identification
incorporation)                                                          No.)



         455 South Gulph Road, Suite 300, King of Prussia, PA    19406
         --------------------------------------------------------------
        (Address of principal executive offices)              (Zip Code)


               Registrant's telephone number, including area code:
                                  484-679-2200
               ---------------------------------------------------



                    649 North Lewis Road, Limerick, PA 19468
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)
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ITEM 5.

     On November 22, 2000, the Registrant issued a press release, which is attached as Exhibit 99.1, announcing the completion of the Registrant's redemption of all of its issued and outstanding shares of Series G Convertible Preferred Stock (Series G).



















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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.


The following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit
  No.
-------

99.1 Press release dated November 22, 2000 entitled "SEDONA Corporation Redeems Series G Convertible Preferred Stock"

99.2 Convertible Debentures and Warrants Purchase Agreement dated November 22, 2000

99.3     5% Convertible Debenture due March 22, 2001

99.4     Commitment Warrant dated November 22, 2000

99.5     Additional Warrant dated November 22, 2000

99.6     Warrant issued to Ladenburg Thalmann & Co. Inc.

















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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                               SEDONA CORPORATION




Dated:  November 28, 2000                          By: /s/ William K. Williams
        -----------------                          --------------------------
                                                   William K. Williams
                                                   Vice President and Chief
                                                   Financial and Accounting
                                                   Officer








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